UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

Federal	000-50592	20-0411486
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA	91724
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(626) 339-9663

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders of K-Fed Bancorp, a federal corporation (the “Company”) was held on November 12, 2010.

(b)
There were 13,290,200 shares of common stock of the Company eligible to be voted at the Annual Meeting and 12,895,255 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.
The election of James L. Breeden and Laura G. Weisshar, each to serve as directors of the Company for a term of three-years and until their successors have been elected and qualified, Giovani O. Dacumos to serve as a director of the Company for a term of two-years and until his successor has been elected and qualified and Diana L. Peterson-More to serve as a director of the Company for a term of one-year and until her successor has been elected and qualified.

	For	Withheld	Broker Non-Votes
James L. Breeden	12,129,734	68,372	697,149

Laura G. Weisshar	11,934,721	263,385	697,149

Giovani O. Dacumos	12,129,567	68,539	697,149

Diana L. Peterson-More	11,904,058	294,048	697,149

2.	The approval of the Plan of Conversion and Reorganization.

For	Against	Abstain	Broker Non-Votes
12,154,326	42,606	1,174	697,149

3.	The approval of the ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending June 30, 2011.

For	Against	Abstain	Broker Non-Votes
12,827,588	57,561	10,106	—

4.
The approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the Plan of Conversion and Reorganization.

For	Against	Abstain	Broker Non-Votes
12,100,406	96,023	1,677	697,149

5A.
The approval of a provision in Kaiser Federal Financial Group, Inc.’s Articles of Incorporation requiring a super-majority vote to approve certain amendments to Kaiser Federal Financial Group, Inc.’s Articles of Incorporation.

For	Against	Abstain	Broker Non-Votes
10,842,104	2,039,266	13,885	—

5B.
The approval of a provision in Kaiser Federal Financial Group, Inc.’s Articles of Incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to Kaiser Federal Financial Group, Inc.’s Bylaws.

For	Against	Abstain	Broker Non-Votes
10,833,558	2,047,912	13,785	—

5C.
The approval of a provision in Kaiser Federal Financial Group, Inc.’s Articles of Incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Kaiser Federal Financial Group, Inc.’s outstanding voting stock.

For	Against	Abstain	Broker Non-Votes
10,827,435	2,009,817	58,003	—

(c)	Not applicable

Item 8.01	Other Events

On November 15, 2010, the Company announced that Kaiser Federal Bank’s depositors and the Company’s stockholders each approved the Plan of Conversion and Reorganization. Kaiser Federal Financial Group, Inc. also announced the results of the offering.  A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	99.1 Press Release dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

Date: November 17, 2010	By:	/s/ K. M. Hoveland
K. M. Hoveland
President and Chief Executive Officer